UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2018

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” or “the Company” refer to Senior Housing Properties Trust.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2018, David J. Hegarty announced his decision to step down as our President and Chief Operating Officer and as an Executive Vice President of our manager, The RMR Group LLC, or RMR LLC, effective April 30, 2018. In connection with Mr. Hegarty’s planned retirement on September 30, 2018, RMR LLC entered into a retirement agreement with Mr. Hegarty on March 29, 2018.

In addition, on March 29, 2018, our Board of Trustees appointed Jennifer F. (Francis) Mintzer, age 53, to the position of President and Chief Operating Officer of the Company effective May 1, 2018. Ms. Francis is and has been a Senior Vice President of RMR LLC, responsible for asset management and leasing activities at all RMR managed properties, since 2014, and she previously served as Senior Vice President, Leasing, of RMR LLC since 2008.

Ms. Francis has advised us that she has no arrangement or understanding with any other person pursuant to which she was appointed as our President and Chief Operating Officer. She has also advised us that she has no family relationships with any Trustee, executive officer or person nominated or chosen by us to become a Trustee or executive officer.

Also on March 29, 2018, our Board of Trustees, pursuant to a recommendation of our Nominating and Governance Committee, elected Jennifer B. Clark as the Managing Trustee in Class I of our Board of Trustees effective immediately. Ms. Clark was elected to fill the vacancy caused by the death of Barry M. Portnoy and to serve the remainder of the full term of the Class I Trustees, the Class of Trustees which stands for election at our 2018 annual meeting of shareholders.

Ms. Clark, age 56, is and has been the Executive Vice President, General Counsel and Secretary of The RMR Group Inc., or RMR Inc., the majority owner of RMR LLC, since shortly after its formation in 2015. Ms. Clark joined RMR LLC in 1999 as a vice president; she became a senior vice president in 2006, an executive vice president and general counsel in 2008 and secretary in 2015. Ms. Clark serves as the secretary of each of the companies to which RMR LLC or its subsidiaries provide management or advisory services, including the Company and Five Star Senior Living Inc., or Five Star, the largest tenant and manager of the Company. Ms. Clark also serves as a director and the secretary of Sonesta International Hotels Corporation, a director and the executive vice president, general counsel and secretary of RMR Advisors LLC, the executive vice president, general counsel and secretary of Tremont Realty Advisors LLC and the secretary and chief legal officer of RMR Real Estate Income Fund. Prior to joining RMR LLC, Ms. Clark was a partner at the law firm of Sullivan & Worcester LLP.

Our Board of Trustees is comprised of two Managing Trustees and three Independent Trustees. Ms. Clark qualifies as a Managing Trustee in accordance with our Amended and Restated Bylaws. Ms. Clark has advised us that she has no arrangement or understanding with any other person pursuant to which she was appointed as a Managing Trustee of the Company. Ms. Clark is not expected to be appointed to any committees of our Board of Trustees.

In accordance with our publicly disclosed Trustee compensation arrangements, Ms. Clark will not be entitled to any cash compensation for her service as a Managing Trustee, but she will be entitled to receive awards of our common shares from time to time pursuant to our equity compensation plan at the discretion of our Compensation Committee. On March 29, 2018, consistent with our Trustee compensation arrangements, we awarded Ms. Clark 3,000 of our common shares. We previously filed a summary of our currently effective Trustee compensation as Exhibit 10.1 to our Current Report on Form 8-K dated May 18, 2017, which summary is incorporated herein by reference.

We have relationships and historical and continuing transactions with RMR LLC, RMR Inc., Five Star and others related to them. For example: we have no employees and the personnel and various services we require to operate our business are provided to us by RMR LLC pursuant to our management agreements with RMR LLC; RMR Inc. is the managing member of RMR LLC; Adam D. Portnoy, our other Managing Trustee, is the sole trustee of ABP Trust, which is the controlling shareholder of RMR Inc.; and we own shares of class A common stock of RMR Inc. Mr. Adam Portnoy is an officer of RMR LLC, a managing director, president and chief executive officer of RMR Inc. and a managing director of Five Star. We also have relationships and historical and continuing transactions with other companies to which RMR LLC or its subsidiaries provide management or advisory services and which may have trustees, directors and officers who are also trustees, directors or officers of us, RMR LLC or RMR Inc., including Five Star, which is our former subsidiary, our largest tenant and the manager of our managed senior living communities and of which we and Mr. Adam Portnoy, as sole Trustee of ABP Trust, are directly or indirectly significant stockholders.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2017, or our Annual Report, our definitive Proxy Statement for our 2018 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the Securities and Exchange Commission, or the SEC, including Notes 5, 6 and 7 to our consolidated financial statements included in our Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Date: April 2, 2018